SECURITIES AND EXCHANGE COMMISSION

		     WASHINGTON, D.C. 20549

			    FORM 8-K


			 CURRENT REPORT


		  PURSUANT TO SECTION 13 OR 15(d)
		OF THE SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported):  January 18, 2000

			    ALCOA INC.

     (Exact name of registrant as specified in its charter)


	Pennsylvania              1-3610          25-0317820

(State or other jurisdiction  (Commission File  (I.R.S. Employer
      of incorporation)           Number)      Identification No.)


201 Isabella Street, Pittsburgh, Pennsylvania         15212-5858

  (Address of principal executive offices)            (Zip code)

	Office of Investor Relations       412-553-3042
	Office of the Secretary            412-553-4707

      (Registrant's telephone number including area code)


Item 5. Other Events.


The following represents Alcoa's 1997, 1998 and 1999 segment information and statement of consolidated cash flows. Prior period segment information has been revised to reflect a change in Alcoa's internal reporting system. This change is a result of Alcoa management now including the results of Alcoa's hedging activities in the Primary Metals segment for evaluating segment performance.


                      Quarterly Segment Information - 1999

In the 4th quarter of 1999, Alcoa changed its internal reporting system to include the results of aluminum hedging in the Primary Metals segment.  The following segment results for 1999, 1998 and 1997 have been revised to reflect this change.

                                  1997        1998     1998 Q4    1999 Q1    1999 Q2    1999 Q3    1999 Q4      1999
                                --------    --------   -------    -------    -------    -------    -------    --------
Third-party sales:
  Alumina and chemicals         $  1,978    $  1,847    $  453     $  420     $  456     $  474     $  492    $ 1,842
  Primary metals                   1,600       2,105       630        534        519        560        628      2,241
  Flat-rolled products             4,188       4,900     1,292      1,270      1,258      1,273      1,312      5,113
  Engineered products              2,077       3,110       979        942        939        917        930      3,728
  Other                            3,457       3,362       839        813        861        828        891      3,393
                                  ------      ------     -----      -----      -----      -----      -----     ------
Total                           $ 13,300    $ 15,324    $4,193     $3,979     $4,033     $4,052     $4,253    $16,317
                                  ======      ======     =====      =====      =====      =====      =====     ======

Intersegment sales:
  Alumina and chemicals         $    634    $    832    $  262     $  231     $  221     $  214     $  259    $   925
  Primary metals                   1,883       2,509       681        740        714        671        668      2,793
  Flat-rolled products                53          59        11         15         11         14         11         51
  Engineered products                  9          11         3          3          3          6         14         26
                                  ------      ------     -----      -----      -----      -----      -----     ------
Total                           $  2,579    $  3,411    $  957     $  989     $  949     $  905     $  952    $ 3,795
                                  ======      ======     =====      =====      =====      =====      =====     ======

Third-party shipments (000 mt)
  Alumina and chemicals            7,223       7,130     1,783      1,664      1,836      1,814      1,740      7,054
                                  ======      ======     =====      =====      =====      =====      =====     ======

  Primary metals                     940       1,392       441        370        354        335        383      1,442
  Flat-rolled products             1,469       1,764       479        487        496        496        503      1,982
  Engineered products                441         729       240        258        249        249        233        989
  Other                              106          66        14         17         18         20         10         65
                                  ------      ------     -----      -----      -----      -----      -----     ------
  Total Aluminum                   2,956       3,951     1,174      1,132      1,117      1,100      1,129      4,478
                                  ======      ======     =====      =====      =====      =====      =====     ======

After-tax operating income
  Alumina and chemicals         $    302    $    318    $   69     $   60     $   62     $   83     $  102        307
  Primary metals                     399         372       101         97        106        159        173        535
  Flat-rolled products               269         306        66         65         72         74         70        281
  Engineered products                100         183        58         45         61         42         32        180
  Other                              177         165        38         28         70         50         38        186
                                  ------      ------     -----      -----      -----      -----      -----     ------
Total                           $  1,247    $  1,344    $  332     $  295     $  371     $  408     $  415    $ 1,489
                                  ======      ======     =====      =====      =====      =====      =====     ======

Total after-tax operating
  income                        $  1,247    $  1,344    $  332     $  295     $  371     $  408     $  415    $ 1,489
Elimination of intersegment
  (profit) loss                       12         (16)        0         (9)       (10)        (8)         3        (24)
Unallocated amounts (net of
  tax):
  Interest income                     67          64         7          5          8          7          6         26
  Interest expense                   (92)       (129)      (38)       (34)       (32)       (33)       (27)      (126)
  Minority interest                 (268)       (238)      (58)       (26)       (54)       (54)      (108)      (242)
  Mark-to-market losses
  Corporate expense                 (172)       (197)      (78)       (35)       (41)       (34)       (61)      (171)
  Other (1)                           11          25        53         25         (2)       (27)       106        102
                                  ------      ------     -----      -----      -----      -----      -----     ------
    Consolidated net income     $    805    $    853    $  218     $  221     $  240     $  259     $  334    $ 1,054
                                  ======      ======     =====      =====      =====      =====      =====     ======

(1) Other is comprised of differences between segment and corporate taxes, LIFO charges and credits and other miscellaneous items.



Statement of Consolidated Cash Flows                                       Alcoa and subsidiaries
(in millions)

For the year ended December 31                                                             1999       1998       1997
-----------------------------------------------------------------------------------------------------------------------
Cash from Operations
Net income                                                                              $ 1,054     $  853     $  805
Adjustments to reconcile net income to cash from operations:
  Depreciation, depletion and amortization                                                  901        856        754
  Change in deferred income taxes                                                            54        110         83
  Equity earnings before additional taxes, net of dividends                                 (10)        (3)       (31)
  Non-cash special items                                                                      -          -        (96)
  Gains from investing activities-sale of assets                                            (12)       (32)         -
  Minority interests                                                                        242        238        268
  Other                                                                                      31        (23)        (5)
  Changes in assets and liabilities, excluding effects of acquisitions and divestitures:
     (Increase) Reduction in receivables                                                    (56)       145         12
     Reduction in inventories                                                               253        100         53
     (Increase) reduction in prepaid expenses and other current assets                      (36)        23        (26)
     Increase (reduction) in accounts payable and accrued expenses                          (79)       (68)        82
     Increase (reduction) in taxes, including taxes on income                                26         69        (27)
     Cash received on long-term alumina supply contract                                       -          -        240
     Reduction in deferred hedging gains                                                    (63)       (51)      (113)
     Net change in non-current assets and liabilities                                       (69)       (20)      (111)
-----------------------------------------------------------------------------------------------------------------------
       Cash from Operations                                                               2,236      2,197      1,888
-----------------------------------------------------------------------------------------------------------------------
Financing Activities
Net additions (reduction) to short-term borrowings                                          (89)       (76)       143
Common stock issued and treasury stock sold                                                 609         87        203
Repurchase of common stock                                                                 (838)      (365)      (604)
Dividends paid to shareholders                                                             (298)      (265)      (171)
Dividends paid and return of capital to minority interests                                 (122)      (222)      (342)
Net change in commercial paper                                                                -        776        (79)
Additions to long-term debt                                                                 572        881        188
Payments on long-term debt                                                               (1,000)    (1,096)      (327)
-----------------------------------------------------------------------------------------------------------------------
       Cash used for financing activities                                                (1,166)      (280)      (989)
-----------------------------------------------------------------------------------------------------------------------
Investing Activities
Capital expenditures                                                                       (920)      (932)      (913)
Acquisitions, net of cash acquired                                                         (122)    (1,463)         -
Proceeds from the sale of assets                                                             45         55        265
Sale of (additions to) investments                                                          (96)      (126)        52
Changes in minority interests                                                                 -         33         14
Changes in short-term investments                                                           (37)        66        (87)
Other                                                                                       (37)       (10)       (10)
-----------------------------------------------------------------------------------------------------------------------
       Cash used for investing activities                                                (1,167)    (2,377)      (679)
-----------------------------------------------------------------------------------------------------------------------
       Effect of exchange rate changes on cash                                               (8)         1        (17)
-----------------------------------------------------------------------------------------------------------------------
Net change in cash and cash equivalents                                                    (105)      (459)       203
Cash and cash equivalents at beginning of year                                              342        801        598
-----------------------------------------------------------------------------------------------------------------------
       Cash and cash equivalents at end of year                                         $   237    $   342     $  801
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------



				SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the following authorized officer.

				ALCOA INC.


				By  /s/Richard B. Kelson
Date: January 18, 2000                 Richard B. Kelson
				       Executive Vice President
				       and Chief Financial Officer